UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 27, 2005

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

 772 Graniteville Road, Graniteville Vermont   05654
(Address of principal executive offices)                        (Zip Code)

(802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION

 FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement.

Employment Agreement of Nancy Rowden Brock

On May 27, 2005, the Company entered into an employment agreement with Nancy Rowden Brock. Ms. Brock will join the Company's senior executive team on June 13, 2005. She will succeed Douglas S. Goldsmith as Senior Vice President and Chief Financial Officer of the Company after a brief transition period. The foregoing description of the agreement is qualified in its entirety by reference to the Employment Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

Employment Agreement of N. Daniel Ginsberg

On May 27, 2005, the Company entered into an employment agreement with N. Daniel Ginsberg. Mr. Ginsberg will join the Company's senior executive team as Senior Vice President/Human Resources on June 13, 2005. The foregoing description of the agreement is qualified in its entirety by reference to the Employment Agreement attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Nancy Rowden Brock as Senior Vice President/Chief Financial Officer

Nancy Rowden Brock will join the Company on June 13 and will succeed Douglas S. Goldsmith as Senior Vice President/Chief Financial Officer of the Company after a brief transition period, beginning on June 13, 2005. Mr. Goldsmith will continue to serve as Chief Financial Officer through the filing and certification of the Company's Report on Form 10-Q for the second quarter ending July 2, 2005 on or before August 17, 2005 and Ms. Brock will be responsible for preparing and certifying financial filings thereafter. As previously reported, Mr. Goldsmith will become President and Chief Operating Officer of Rock of Ages' Quarry Division effective January 1, 2006. He will succeed Jon M. Gregory, President of the Quarry Division since 1993.

Ms. Brock, 49, has been Director of Finance and Administration of the Vermont Agency of Transportation since February 2005. She has been an independent business consultant since 2002. From 1998 to 2002, Ms. Brock served as Chief Financial Officer of Green Mountain Power Corporation (NYSE; GMP), an integrated electric utility serving 87,000 customers throughout Vermont. She served as Chief Financial Officer of Suss Advanced Lithography, a start-up company conducting research and development on emerging technologies for semiconductor manufacturing during 1997. From 1988 to 1996, she served as Chief Financial Officer at Chittenden Corporation (NYSE; CHZ), a multi-bank holding company based in Burlington,Vermont. Ms. Brock is a director of The Vermont Teddy Bear Co., Inc. (NASDAQ; BEAR), a Vermont-based direct marketer of specialty gifts.

Item 8.01	Other Events

On May 31, 2005 the Company issued a press release announcing the appointment of Nancy Rowden Brock as Senior Vice President and Chief Financial Officer, and N. Daniel Ginsberg as Senior Vice President of Human Resources. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	10.1	Employment Agreement - Nancy Rowden Brock

	10.2	Employment Agreement - N. Daniel Ginsberg

	99.1	Press Release dated May 31, 2005

ROCK OF AGES CORPORATION

FORM 8-K

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: May 31, 2005	By: /s/Michael B. Tule Michael B. Tule Senior Vice President/General Counsel

Exhibit Index

Number	Description

10.1	Employment Agreement - Nancy Rowden Brock

10.2	Employment Agreement - N. Daniel Ginsberg

99.1	Press Release dated May 31, 2005